                                   EXHIBIT 32

           CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                      ACT OF 2002 (18-U.S.C. SECTION 1350)

Each, Fred T. Bauer, Chief Executive Officer of Gentex Corporation, and Enoch C. Jen, Chief Financial Officer of Gentex Corporation, certify, to the best of their knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18-U.S.C. Section 1350), that:

      (1) The quarterly report on Form 10-Q for the quarterly period ended March 31, 2005, which this statement accompanies, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this quarterly report on Form 10-Q of the quarterly period ended March 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Gentex Corporation.

Dated: May 3, 2005                      GENTEX CORPORATION

                                        By /s/ Fred T. Bauer
                                           ------------------------------------
                                           Fred T. Bauer
                                           Its Chief Executive Officer

                                        By /s/ Enoch C. Jen
                                           ------------------------------------
                                           Enoch C. Jen
                                           Its Vice President-Finance/Chief
                                           Financial Officer

A signed original of this written statement has been provided to Gentex Corporation and will be retained by Gentex Corporation and furnished to the Securities and Exchange Commission or its staff upon request.